SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2015
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01	Financial Statements and Exhibits	2

Exhibit 10.1	Employment Agreement dated June 1, 2015

Exhibit 99.1	Press Release of General Finance Corporation dated June 1, 2015

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Item 1.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2015 General Finance Corporation (the “Company”) announced that it appointed Jody Miller as a new Executive Vice President effective June 1, 2015. The press release announcing Mr. Miller’s appointment and employment is attached hereto as Exhibit 99.1.

On June 1, 2015, the Company and Mr. Miller entered into an employment agreement, a copy of which is attached as Exhibit 10.1 to this report (the “Employment Agreement”). The following description of the Employment Agreement is qualified in its entirety by the Employment Agreement and is incorporated by reference herein.

Under the Employment Agreement, Mr. Miller will serve as an Executive Vice President of the Company commencing on June 1, 2015, and the Employment Agreement will continue until terminated by one of the parties or by its terms. The Employment Agreement provides that the Company will pay Mr. Miller a base salary of $335,000, and the base salary will be determined annually. Mr. Miller will be eligible for an annual performance bonus subject to the terms and conditions of the Company’s performance bonus plan and as the Compensation Committee may determine. The Company will pay for the medical and dental benefits of Mr. Miller and his immediate family, and Mr. Miller will receive certain other benefits including participating in all employee benefit plans, vacation and sick leave.

Under the Employment Agreement, Mr. Miller agrees, to the fullest extent provided by law, to repay or forfeit any bonus, incentive payment, equity award or other compensation if each of the three elements is satisfied: (i) the payment, grant or vesting of such compensation was based upon the achievement of financial results that were subsequently the subject of a restatement of financial statements of the Company filed with the Securities and Exchange Commission (“SEC”), or the amount of the award was based upon the achievement of financial results which subsequently were determined to have been overstated; (ii) the board of directors (“Board”) determines in its reasonable discretion, exercised in good faith, that Mr. Miller engaged in fraud, intentional misconduct or an intentional violation of law or the Company policy that caused or contributed to the need for the restatement or caused or contributed to the overstatement of the financial results; and (iii) the Board determines in its reasonable discretion, exercised in good faith, that it is in the best interests of the Company and its stockholders for Mr. Miller to repay or forfeit all or any portion of the bonus, incentive payment, equity award or other compensation.

The Company may terminate the Employment Agreement for Cause (as defined in the Employment Agreement), including: (i) the breach by Mr. Miller of any obligation, duty or agreement under this Agreement, which breach is not cured or corrected within 15 days of written notice thereof from the Company; (ii) Mr. Miller’s commission of any act of personal dishonesty, fraud, breach of fiduciary duty or trust; (iii) Mr. Miller’s conviction of, or plead guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; (iv) Mr. Miller’s commission of any act of personal conduct that, in the reasonable opinion of the Board, gives rise to a material risk of liability under federal or applicable state law for discrimination or sexual or other forms of harassment or other similar liabilities to subordinate employees; (v) Mr. Miller’s commission of continued and repeated substantive violations of specific written directions of the Board or continued and repeated substantive failure to perform duties assigned by or pursuant to the Employment Agreement; (vi) Mr. Miller’s engagement in conduct that is demonstrably and materially injurious to the Company and the companies controlled by the Company (the “Company Group”), or that materially harms the reputation or financial position of the Company Group, unless the conduct in question was undertaken in good faith on an informed basis with due care and with a rational business purpose and based upon the honest belief that such conduct was in the best interest of the Company Group; (vii) Mr. Miller is found liable in any SEC or other civil or criminal securities law action or entering any cease and desist order with respect to such action where the conduct that is the subject of such action is injurious to the Company Group; (viii) Mr. Miller (1) obstructs or impedes, (2) endeavors to influence, obstruct or impede, or (3) fails to materially cooperate with, any investigation authorized by the Board or any governmental or self-regulatory entity; or (ix) Mr. Miller makes any material misrepresentations (or omissions) in connection with his resume and other documents which may have been provided by Mr. Miller, and oral statements regarding his employment history, education and experience, in determining to enter into the Employment Agreement.

Mr. Miller may terminate the Employment Agreement for Good Reason (as defined in the Employment Agreement) including upon (a) a reduction in your Base Salary; (b) the assignment to Mr. Miller of duties and responsibilities that are materially beneath those of an executive vice president and provided that he notifies the Company within five business days of the assignment of such duties that he believes are the basis of termination of his employment for Good Reason and the Company does not revoke such duties and responsibilities. Mr. Miller is entitled to severance payments equal to one year’s base salary if his employment is terminated for Good Reason.

There are no other agreements or understandings pursuant to which Mr. Miller was selected as an Executive Vice President. There are no family relationships among any of our directors, executive officers and Mr. Miller. There are no related party transactions between the Company and Mr. Miller which are reportable under Item 404(a) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Employment Agreement dated June 1, 2015

99.1	Press Release of General Finance Corporation dated June 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: June 1, 2015	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Employment Agreement dated June 1, 2015

99.1	Press Release of General Finance Corporation dated June 1, 2015

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